UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2022

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39015	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of Principal Executive Offices)	(Zip Code)

(775) 888-3162

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 5, 2022, BioVie Inc. (the “Company”) issued a press release (the “First Press Release”) announcing positive outcomes from two Phase 2 trials of NE3107 for treatment of Alzheimer’s Disease (“AD”) and Parkinson’s Disease (“PD”). The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 6, 2022, the Company issued a press release (the “Second Press Release”) announcing additional findings from the Phase 2 trial of NE3107 for AD. A copy of the Second Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Information.

On December 5, 2022, the Company issued the First Press Release announcing positive results from the investigator-sponsored exploratory Phase 2 trial of NE3107 to study of the interactions between NE3107 and levodopa (the “PD Trial”) as well as positive results from the investigator-sponsored exploratory biomarker and imaging Phase 2 trial of NE3107 for treatment of AD (the “AD Trial”). On December 6, 2022, the Company issued the Second Press Release announcing additional findings from the AD Trial.

PD Trial

The NM201 study (NCT05083260) is a double-blind, placebo-controlled, safety, tolerability, and pharmacokinetics study in Parkinson's disease (PD) participants treated with carbidopa/levodopa and NE3107. 45 patients with a defined L-dopa “off state” were randomized 1:1 to placebo:NE3107 20 mg twice daily for 28 days. This trial was launched with two design objectives: 1) the primary objectives are safety and a drug-drug interaction study as requested by the FDA to demonstrate the absence of adverse interactions of NE3107 with levodopa; and 2) the secondary objective is to determine if preclinical indications of pro-motoric activity and apparent enhancement of levodopa activity can be seen in humans.

The results of the PD Trial showed:

•	Patients treated with the combination of NE3107 and levodopa saw improvements in their UPDRS Part 3 (motor) score that is 3+ points superior to patients treated with levodopa alone. This level of superiority is considered to be clinically meaningful by Parkinson’s experts.
•	Patients under 70 years of age treated with NE3107/levodopa experienced roughly 6 points superiority compared to those treated with levodopa alone, suggesting that younger patients with less advanced disease progression may experience greater impact from treatment with NE3107.
•	88.9% of patients <70 years old treated with NE3107 and levodopa experienced greater than 30% part 3 score improvements from baseline at the 2-hour mark compared to 63.6% of patients treated with levodopa alone.
•	The study met both of its objectives.

Full details from this trial will be presented at the upcoming AD/PD™ 2023 International Conference on Alzheimer’s and Parkinson’s Diseases to be held March 28-April 1, 2023 in Gothenburg, Sweden.

AD Trial

The AD Trial— A Phase II Open-Label Study for the Use of Anti-Inflammatory, Insulin-Sensitizing NE3107 for Treatment of Cognitive Decline Due to Degenerative Dementias (NCT05227820) — was an exploratory biomarker study conducted by Dr. Sheldon Jordan, who served as principal investigator for the trial. The trial explored NE3107’s potential role in real-world clinical practice as an exploratory precursor informing the design of subsequent placebo-controlled blinded studies.

The trial enrolled a total of 23 patients – 18 patients with Mini-Mental State Examination (MMSE) scores greater than or equal to 20 (i.e., mild cognitive impairment (MCI) to mild AD) and 5 patients with MMSE <20 (i.e., moderate AD) – in an open-label, single arm study. The trial measured changes in cognition through verbal and visual test procedures, changes in biomarkers of Alzheimer’s disease and inflammation that can be measured in cerebral spinal fluid (CSF) and serum samples, and with functional magnetic resonance imaging techniques in patients, before and after treatment with 20 mg of NE3107 twice daily for 3 months.

The results of the AD Trial showed:

•	Patients treated with NE3107 experienced enhanced cognition as measured by multiple assessment tools, including a 2.1 points improvement on the modified ADAS-Cog12 scale (p=0.0173) among MCI and mild Alzheimer’s Disease (AD) patients.
•	NE3107 reduces CSF phospho-tau levels by -1.66 pg/mL (p=0.0343) and the ratio of p-tau to Ab42 by -0.0024 (p=0.0401).
•	18 of 22 patients with abnormal baseline scans showed improvement in one or more brain regions as seen from advanced functional MRI studies.
•	No drug-related adverse events were observed.

The December 6, 2022 press release discussed the additional findings from the Phase 2 trial of NE3107 for AD that the blood samples taken from the patients who participated in the Alzheimer’s Phase 2 trial before and after 3 months of treatment with NE3107, were analyzed to assess NE3107’s potential to reduce inflammation and alter DNA methylation associated with epigenetic biological clocks. The resulting data for patients treated with NE3107 for three months showed a reduction of 3.3 years (p=0.0021) on the Horvath DNA methylation SkinBlood clock. Furthermore, 19 out of the 22 patients experienced this reduction in the SkinBlood clock score. The finding that NE3107 affects the SkinBlood clock provides an impetus for the Company to explore further the relationship between NE3107 decreasing epigenetic age and improving neurodegeneration and other inflammation-driven diseases.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which may be identified by words such as “expect,” “look forward to,” “anticipate” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “project” or words of similar meaning. In this report, forward-looking statements include, but are not limited to, statements relating to the timing of the completion of enrollment of its clinical trials and timing of date readouts with respect thereto. Although BioVie Inc. believes such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Actual results may vary materially from those expressed or implied by the statements herein due to the Company’s ability to successfully raise sufficient capital on reasonable terms or at all, available cash on hand and contractual and statutory limitations that could impair our ability to pay future dividends, our ability to complete our pre-clinical or clinical studies and to obtain approval for our product candidates, to successfully defend potential future litigation, changes in local or national economic conditions as well as various additional risks, many of which are now unknown and generally out of the Company’s control, and which are detailed from time to time in reports filed by the Company with the SEC, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. BioVie Inc. does not undertake any duty to update any statements contained herein (including any forward-looking statements), except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 5, 2022.
99.2	Press Release, dated December 6, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer

Date: December 6, 2022